UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2022

BUNKER HILL MINING CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-150028	32-0196442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

82 Richmond Street East, Toronto, Ontario, Canada M5C 1P1

(Address of Principal Executive Offices) (Zip Code)

416-477-7771

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting (as defined below), the stockholders of Bunker Hill Mining Corp. (the “Company”) voted and approved, among other things, the Charter Amendment Proposal, which is described in greater detail in the Management Information Circular (exhibit 99).

Item 5.07 Submissions of Matters to a Vote of Security Holders.

On July 29, 2022, Bunker Hill Mining Corp. (the “Company”) held a special meeting (the “Special Meeting”) of the stockholders of the company at the offices of the Company’s solicitors, Peterson McVicar LLP, 18 King Street East, Suite 902, Toronto, Ontario M5C 1C4 at 12:00 pm (Toronto time), at which 12 stockholders representing 66,034,505 shares were present. A summary of the voting results at the special meeting for each of the proposals is set forth below:

1. Appointment of MNP LLP as Auditor of the Company for the ensuing year and authorizing the Directors to fix their remuneration.

FOR 65,067,291 SHARES	AGAINST 967,214 SHARES

2. The election of Mark Cruise as a director of the Company.

FOR 59,536,977 SHARES	WITHHOLD 997,500 SHARES

3. The election of Dickson Hall as a director of the Company.

FOR 58,532,912 SHARES	WITHHOLD 2,001,565 SHARES

4. The election of Pamela Saxton as a director of the Company.

FOR 58,527,977 SHARES	WITHHOLD 2,006,500 SHARES

5. The election of Richard Williams as director of the Company.

FOR 58,536,912 SHARES	WITHHOLD 1,997,565 SHARES

6. The election of Sam Ash as director of the Company.

FOR 58,536,912 SHARES	WITHHOLD 1,997,500 SHARES

7. The election of Cassandra Joseph as a director of the Company.

FOR 58,527,979 SHARES	AGAINST 2,006,498 SHARES

8. An amendment to the Company’s Articles of Incorporation to increase the Company’s authorized share capital from 750,000,000 common shares to 1,500,000,000 common shares with the same par value of $0.00001 per common share.

FOR 57,786,519 SHARES	AGAINST 2,747,958 SHARES

9. The authorization of the directors of the Company to consolidate the issued and outstanding common shares of the Company on the basis of up to fifty (50) pre-consolidation common shares for every one (1) post-consolidation common share, as more particularly described in the management information circular of the Company dated June 28, 2022.

FOR 64,704,385 SHARES	AGAINST 1,330,119 SHARES

10. An amendment to the Company’s RSU Plan so as to replenish the maximum number of RSUs issuable under the Company’s RSU Plan, as more particularly described in the management information circular of the Company dated June 28, 2022.

FOR 57,703,079 SHARES	AGAINST 2,831,398 SHARES

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99	Management Information Circular issued on June 28 ,2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2022

BUNKER HILL MINING CORP.

By:	/s/ Sam Ash
Name:	Sam Ash
Title:	President and CEO